S000036767 [Member] Investment Strategy - Baron Global Opportunity Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Investments, Risks, and Performance Principal Investment Strategies of the Fund
Strategy Narrative [Text Block]
The Fund is a diversified fund that, under normal circumstances, invests primarily in equity securities of established and emerging markets companies located throughout the world, with capitalizations within the range of companies included in the MSCI ACWI Index Net USD. At all times, the Fund will have investments in equity securities of companies in at least three countries outside of the U.S. Under normal conditions, at least 40% of the Fund’s net assets will be invested in stocks of companies outside the U.S. (at least 30% if foreign market conditions are not favorable). The Adviser seeks to invest in businesses it believes have significant opportunities for growth, sustainable competitive advantages, exceptional management, and an attractive valuation.